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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 14, 2004

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


         Florida                     000-50614                  59-3410522

State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                              12085 Research Drive
                             Alachua, Florida 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code


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                                     None
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         (Former name or former address, if changed since last report.)
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ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.     Description
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99.1            Press Release


ITEM 9.  REGULATION FD DISCLOSURE

      Oragenics, Inc. announces that its common stock listing application has been approved by the American Stock Exchange under the trading symbol "ONI."

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 14th day of May, 2004.


                                        ORAGENICS, INC.
                                        (Registrant)

                                        BY:    /s/ Paul A. Hassie

                                               Paul A. Hassie
                                               Chief Financial Officer,
                                               Treasurer and Secretary